Supplement Dated June 4, 2019

to the

Prospectus Dated May 1, 2019 for Scudder DestinationsSM Annuity

and

Farmers Variable Annuity I

issued by

Zurich American Life Insurance Company

through its

ZALICO Variable Annuity Separate Account

This Supplement updates certain information in your variable annuity contract (“Contract”) Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Effective immediately, DWS Alternatives Global Limited will no longer serve as subadvisor for the DWS Global Income Builder VIP (formerly Deutsche Global Income Builder VIP) portfolio of Deutsche DWS Variable Series II (formerly Deutsche Variable Series II). All disclosure and references to DWS Alternatives Global Limited are hereby deleted.

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If you have any questions regarding this Supplement, please call the Service Center at 1-800-449-0523 (toll free), or write at PO Box 19097, Greenville, South Carolina, 29602-9097.